AB INFLATION STRATEGIES (“Inflation Strategies”)

- AB All Market Real Return Portfolio

Class A (Ticker: AMTAX); Class C (Ticker: ACMTX); Class R (Ticker: AMTRX); Class K (Ticker: AMTKX);
Class I (Ticker: AMTIX); Advisor Class (Ticker: AMTYX); Class 1 (Ticker: AMTOX); Class 2 (Ticker: AMTTX);
Class Z (Ticker: AMTZX)

AB VARIABLE PRODUCTS SERIES FUND, INC. (“AVP”)

- AB Global Risk Allocation—Moderate Portfolio

Class A; Class B

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds.”

Supplement dated November 3, 2023 to the Prospectus of Inflation Strategies dated January 31, 2023, as amended, and to the Prospectus of AVP dated May 1, 2023, offering Class 2 and Class A shares, respectively.

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At meetings held on October 31-November 2, 2023, the Boards of Directors of AB All Market Real Return Portfolio and AB Global Risk Allocation—Moderate Portfolio approved the suspension of the sale and closure of Class 2 shares and Class A shares, respectively. The Funds have suspended sales of Class 2 and Class A shares, respectively, effective November 3, 2023, and will close such share classes as soon as practicable.

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

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